UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2013

    CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564

(Address of Principal Executive Offices)         (Zip Code)

Registrant’s telephone number, including area code         (585) 678-7100

                                                 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Supplemental Indentures

On May 14, 2013, Constellation Brands, Inc. (the “Company”), certain subsidiary guarantors (the “Guarantors”) and Manufacturers and Traders Trust Company (“M&T”), as trustee (the “Trustee”), entered into Supplemental Indenture No. 3, dated as of May 14, 2013 (“Supplemental Indenture No. 3”), and Supplemental Indenture No. 4, dated as of May 14, 2013 (“Supplemental Indenture No. 4” and, together with Supplemental Indenture No. 3, the “Supplemental Indentures”), which supplemented the Indenture, dated as of April 17, 2012 (the “Base Indenture” and together with the Supplemental Indentures, the “Indenture”). Under the Indenture, the Company issued $500,000,000 aggregate principal amount of 3.750% Senior Notes due 2021 (the “2021 Notes”) and $1,050,000,000 aggregate principal amount of 4.250% Senior Notes due 2023 (the “2023 Notes” and, together with the 2021 Notes, the “Notes”) in a public offering pursuant to an Underwriting Agreement entered into on April 30, 2013, as disclosed in Item 1.01 of the Company’s Current Report on Form 8-K dated April 30, 2013 and filed with the Securities and Exchange Commission (the “SEC”) on May 6, 2013, which Item 1.01 disclosure is incorporated herein by reference. The offer and sale of the Notes was made pursuant to a Prospectus Supplement (the “Prospectus Supplement”) dated April 30, 2013 and filed with the SEC on May 1, 2013 and a Prospectus dated August 6, 2012 and filed with the SEC on August 7, 2012 (together with the Prospectus Supplement, the “Prospectus”).

The Company intends to use the net proceeds from the sale of the Notes to finance a portion of the Company’s previously announced pending acquisition of (i) the 50% membership interest in Crown Imports LLC not already owned by the Company (the “Crown Acquisition”), (ii) all of the capital stock of Compañia Cervecera de Coahuila, S.A. de C.V., (iii) all of the capital stock of Servicios Modelo de Coahuila, S.A. de C.V., and (iv) an irrevocable, fully-paid license to produce in Mexico (or worldwide under certain circumstances) and exclusively import, market and sell through a sub-license the Mexican beer portfolio of Grupo Modelo, S.A.B. de C.V. currently sold in the U.S. and Guam and certain extensions (collectively, the “Acquisitions”). The Company described the Acquisitions under the captions “Amended and Restated Membership Interest Purchase Agreement”, “Stock Purchase Agreement” and “Overall Transaction” in Item 1.01 of its Current Report on Form 8-K/A filed with the SEC on February 25, 2013, and in Item 1.01 of its Current Report on Form 8-K filed with the SEC on April 19, 2013, and incorporates such descriptions herein by this reference. As discussed below, an amount equal to 100% of the principal amount of the Notes was placed into an escrow account (the “Escrow Account”) and will be released to fund a portion of the Acquisitions or in connection with a Special Mandatory Redemption (as defined below). The Company did not prefund interest that may accrue on the Notes prior to a Special Mandatory Redemption.

The 2021 Notes will mature on May 1, 2021, and the 2023 Notes will mature on May 1, 2023. Interest on the Notes will accrue from May 14, 2013 and will be payable on May 1 and November 1 of each year, beginning November 1, 2013. Except as discussed below, the Notes are senior unsecured obligations of the Company, rank equally with all of the Company’s other senior unsecured indebtedness, and are effectively subordinated to the indebtedness outstanding from time to time under the Company’s Amended and Restated Credit Agreement, dated as of August 8, 2012, among the Company, Bank of America, N.A., as administrative agent, and the lenders party thereto (as may be amended, refinanced, extended, substituted, replaced or renewed from time to time, including as amended and restated by the previously disclosed Second Amended and Restated Credit Agreement dated as of May 2, 2013 from and after the “Restatement Effective Date” as defined therein, the “Credit Agreement”), and any other secured debt the Company may incur to the extent of the value of the assets securing such debt. The Notes are fully and unconditionally guaranteed on a senior basis, jointly and severally, by the Guarantors, subject to release provisions described below. Each guarantee is effectively subordinated to any secured obligations of the Guarantors to the extent of the value of the assets securing such debt. The Notes are also structurally subordinated to all indebtedness and other liabilities of subsidiaries of the Company that have not guaranteed the Notes. The Guarantors constitute the subsidiaries of the Company that are guarantors under the Credit Agreement. The guarantee of a Guarantor will be released to the extent such Guarantor is released as a guarantor under the Credit Agreement or the Credit Agreement (or a successor thereto) is amended, refinanced, extended, substituted, replaced or renewed without such Guarantor being a guarantor of the indebtedness thereunder, or if the Credit Agreement is otherwise terminated or the requirements for legal or covenant defeasance or to discharge the Indenture have been met. Subsidiaries that guarantee the Credit Agreement (or a successor thereto) in the future will also be required to guarantee the Notes, subject to the release provisions.

The Company may, at its option, redeem some or all of the Notes of either series at any time at a redemption price equal to the accrued and unpaid interest on the Notes being redeemed to the redemption date plus the greater of (i) 100% of the principal amount of the Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (excluding interest accrued to the redemption date) from the redemption date to the maturity date of the applicable series of Notes discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the “Treasury Rate” (as defined in Supplemental Indenture No. 3 with respect to the 2021 Notes and Supplemental Indenture No. 4 with respect to the 2023 Notes (as applicable, the “Applicable Supplemental Indenture”)) plus 50 basis points.

If (i) the Company determines in its sole discretion that the Acquisitions cannot occur without any amendment, modification or waiver to the purchase agreements related to the Acquisitions (the “Purchase Agreements”) that is materially adverse to the holders of the Notes and it delivers an officer’s certificate to the Escrow Agent (as defined below) directing the release of the Escrowed Property (as defined below) to the paying agent, or (ii) the Acquisitions have not been consummated on or prior to December 30, 2013, all of the Notes will be redeemed (the “Special Mandatory Redemption”) at a price equal to 100% of the principal amount thereof, together with accrued and unpaid interest to the date of the Special Mandatory Redemption.

If the Company experiences a “change of control” (as defined in the Applicable Supplemental Indenture), it must offer to repurchase all the Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the repurchase date.

The Indenture contains covenants that, among other things, limit the Company’s ability under certain circumstances to create liens or enter into sale-leaseback transactions and impose conditions on the Company’s ability to engage in mergers, consolidations and sales of all or substantially all of its assets.

The Indenture also contains certain “Events of Default” (as defined in the Applicable Supplemental Indenture) customary for indentures of this type. If an Event of Default has occurred and is continuing, the Trustee or the holders of not less than 25% in aggregate principal amount of either series of Notes then outstanding, may, and the Trustee at the request of the holders of not less than 25% in aggregate principal amount of such series of Notes then outstanding shall, declare all unpaid principal of, premium, if any, and accrued interest on such series of Notes, to be due and payable.

Terms of the Indenture, the Notes and the related guarantee by each of the Guarantors issued pursuant to the Indenture are more fully described in the section of the Prospectus Supplement entitled “Description of the Notes and the Guarantees.”

The description above is a summary and is qualified in its entirety by the terms of the Applicable Supplemental Indenture (each of which includes the form of the Note for the applicable series of Notes and the related guarantee by each of the Guarantors), which are filed herewith as Exhibits 4.1 and 4.2, respectively, and incorporated by reference herein. The description above is also qualified in its entirety by the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated April 17, 2012 and filed with the SEC on April 23, 2012 and is incorporated by reference herein.

Escrow Agreement

In connection with the issuance of the Notes, the Company entered into an escrow agreement, dated as of May 14, 2013 (the “Escrow Agreement”), with M&T, in its capacity as Trustee, and M&T, as escrow agent (the “Escrow Agent”) and securities intermediary, pursuant to which an amount equal to 100% of the principal amount of the Notes (collectively, with any other property from time to time held by the Escrow Agent, the “Escrowed Property”) was placed into the Escrow Account. The Company granted to the Trustee, for the benefit of the Trustee and the holders of the Notes, a security interest in any interest it has in the Escrow Account or Escrowed Property and its right to receive the Escrowed Property pursuant to the Escrow Agreement. In the event of an acceleration of the Notes pursuant to the Indenture, the Trustee will be entitled to exercise the remedies of a secured party under the New York Uniform Commercial Code and issue entitlement orders with respect to the Escrow Account. The Escrow Agreement requires the Escrowed Property to be invested in cash or certain U.S. dollar denominated short term investments.

The Escrowed Property will be released to the Company upon delivery by the Company to the Escrow Agent of an officer’s certificate certifying that the closing of the Acquisitions is expected to occur in accordance with the terms of the Purchase Agreements (without any amendment, waiver or modification thereof that is materially adverse to the holders of the Notes) within five business days following the date of such officer’s certificate and the Company has received or waived a notice required by the Purchase Agreement relating to the Crown Acquisition in accordance with such Purchase Agreement. In the event that the Acquisitions are not actually consummated within seven business days following disbursement of the Escrowed Property to the Company, the Company must redeposit all Escrowed Property with the Escrow Agent (subject to the Company’s right to cause a subsequent release in accordance with the foregoing requirements). Alternatively, the Escrowed Property will be released to the paying agent under the Supplemental Indentures for purposes of effecting the Special Mandatory Redemption of the Notes (i) upon delivery by the Company to the Escrow Agent of an officer’s certificate directing the release of the Escrowed Property to the paying agent, or (ii) if the Escrowed Property has not been released prior to December 31, 2013. The security interest granted by the Company to the Trustee under the Escrow Agreement will automatically terminate upon the consummation of the Acquisitions or in the event of a Special Mandatory Redemption.

The Escrow Agreement contains other terms customary for agreements of this type which, among other things, define the duties and rights of the Escrow Agent and the other parties to the Escrow Agreement.

The description above is a summary and is qualified in its entirety by the terms of the Escrow Agreement, which is filed herewith as Exhibit 4.3 and incorporated by reference herein.

Relationships with Manufacturers and Traders Trust Company

In addition to the relationships with M&T as a party to the Indenture and Escrow Agreement described above, from time to time the Company borrows from, maintains deposit accounts with and conducts other transactions with M&T or its affiliates in the ordinary course of business. In particular, M&T is currently a lender under the Credit Agreement and serves as trustee with respect to the Company’s outstanding 6.000% Senior Notes due 2022. M&T is a lender under a credit facility with a Sands family investment vehicle that, because of its relationship with members of the Sands family, is an affiliate of the Company. Such credit facility is secured by pledges of shares of the Company’s class B common stock and personal guarantees of certain members of the Sands family, including Richard Sands and Robert Sands.

Item 7.01 Regulation FD.

On May 14, 2013, the Company issued a news release announcing the closing of the Notes offering and other financing arrangements relating to the Acquisitions, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

References to the Company’s website in the news release do not incorporate by reference the information on such website into this Current Report on Form 8-K, and the Company disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

The following exhibits are filed or furnished, as appropriate, as part of this Current Report on Form 8-K:

Exhibit No.	Description

4.1	Supplemental Indenture No. 3, dated as of May 14, 2013, among Constellation Brands, Inc., as Issuer, certain subsidiaries, as Guarantors, and Manufacturers and Traders Trust Company, as Trustee.

4.2	Supplemental Indenture No. 4, dated as of May 14, 2013, among Constellation Brands, Inc., as Issuer, certain subsidiaries, as Guarantors, and Manufacturers and Traders Trust Company, as Trustee.

4.3	Escrow Agreement, dated as of May 14, 2013, among Constellation Brands, Inc., Manufacturers and Traders Trust Company, in its capacity as Trustee, and Manufacturers and Traders Trust Company, as escrow agent and securities intermediary.

99.1	News Release of Constellation Brands, Inc. dated May 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION BRANDS, INC.

Date: May 16, 2013	By:	/s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

(4.1)	Supplemental Indenture No. 3, dated as of May 14, 2013, among Constellation Brands, Inc., as Issuer, certain subsidiaries, as Guarantors, and Manufacturers and Traders Trust Company, as Trustee.

(4.2)	Supplemental Indenture No. 4, dated as of May 14, 2013, among Constellation Brands, Inc., as Issuer, certain subsidiaries, as Guarantors, and Manufacturers and Traders Trust Company, as Trustee.

(4.3)	Escrow Agreement, dated as of May 14, 2013, among Constellation Brands, Inc., Manufacturers and Traders Trust Company, in its capacity as Trustee, and Manufacturers and Traders Trust Company, as escrow agent and securities intermediary.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated May 14, 2013.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.